Exhibit 99.1

DEBTOR:	Fischer Imaging Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	06-15611

Form 2-A
COVER SHEET

For Period Ended:   2/28/07

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each	has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	03/ 15/ 07	Print Name:	Tom H. Connolly

		Signature:	/s/ Tom H. Connolly

		Title:	President and CEO

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/07 to 2/28/07

CASH FLOW SUMMARY	Current
	Month		Accumulated

1. Beginning Cash Balance	$2,053,134.51	(1)	$1,138,518.57	(1)

2. Cash Receipts
Operations	8,785.26		482,853.38
Sale of Assets	150.00		628,025.65
Loans/advances	0.00		0.00
Other	8,726.26		341,848.81

Total Cash Receipts	$17,661.52		$1,452,727.84

3. Cash Disbursements
Operations	18,552.62		487,746.23
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	38,388.86		75,417.60
Other	20.25		14,248.28

Total Cash Disbursements	$56,961.73		$577,412.11

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	-39,300.21		875,315.73

5 Ending Cash Balance (to Form 2-C)	$2,013,834.30	(2)	$2,013,834.30	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	US Bank	96,310.92

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account		0.00

Other Interest-bearing Account	US Bank	1,917,523.38

TOTAL (must agree with Ending Cash Balance above)		$2,013,834.30	(2)

(1)  Accumulated beginning cash balance is the cash available at the commencement of the case  Current month beginning cash balance should equal the previous month’s ending balance.

(2)  All cash balances should be the same.

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/07 to 2/28/07

CASH RECEIPTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Fischer Imaging Corporation	Form 2-B Cash Receipts Support
Case No. 15611

Date	Payer	Description	Amount

2-02-07	State of Mississippi	Other — tax refund	30.35
2-02-07	9594- NEA Xray	Operation Parts sale	56.75
2-02-07	NewPort Corporation	Other — vendor refund	3,433.86
2-09-07	Mary B. Tomaselli	Operation — Parts sale	3,000.00
2-09-07	Commonwealth of Pennsylvania	Other — tax refund	51.00
2-13-07	US Bank	Other — interest income	1,302.32
2-19-07	Paula Rosson	Sale of Assets	150.00
2-20-07	US Bank	Other — interest income	1,303.21
2-27-07	US Bank	Other — interest income	1,304.09
2-6-07	US Bank	Other — interest income	1,301.43
2-7-07	Hologic, Inc.	Operation — Parts sale	5,728.51

	Total Receipts		17,661.52

		Operation — Bloom rental/repair	0.00
		Operation — Parts sale	8,785.26
		Operation — contract services	0.00
		Operation — Bloom sale	0.00
		Sale of Assets	150.00
		Loan/Advances	0.00
		Other — vendor refund	3,433.86
		Other — incorrect receipt	0.00
		Other — interest income	5,211.05
		Other — tax refund	81.35
		Other — bad debt recovery	0.00
		Other — legal exp reimbursement	0.00
		Other — insurance refund	0.00

		Total Receipts	17,661.52

(1)  Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

2

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/07 to 2/28/07

CASH DISBURSEMENTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/1/2007	100194	Paula Rosson	Operation — contract labor	2,100.00
2/1/2007	100195	Carl Maes	Operation — contract labor	1,275.00
2/2/2007	100196	Carson Valley Medical Center	Operation — shipping charges	973.00
2/2/2007	100197	Cathy Sergo	Operation — contract labor	2,006.25
2/2/2007	100198	Charlotte Petersen	Operation — Director fees	833.33
2/9/2007	100199	Paula Rosson	Operation — contract labor	4,125.00
2/9/2007	100200	Cathy Sergo	Operation — contract labor	318.75
2/9/2007	100201	Computershare	Operation — contract labor	309.27
2/9/2007	100202	CPT Group	Operation — contract labor	1,748.71
2/9/2007	100203	Linear Medical, Corp	Operation — shipping charges	618.51
2/23/2007	100204	Paula Rosson	Operation — contract labor	3,675.00
2/23/2007	100205	Cathy Sergo	Operation — contract labor	93.75
2/23/2007	100206	Jessop & Co	Prof Fee/US Trustee	38,388.86
2/23/2007	100207	Void - check never issued		0.00
2/23/2007	100208	Void - check never issued		0.00
2/23/2007	100209	Void - check never issued		0.00
2/23/2007	100210	Void - check never issued		0.00
2/23/2007	100211	Void - check never issued		0.00
2/23/2007	100212	Void - check never issued		0.00
2/23/2007	100213	Void - check never issued		0.00
2/23/2007	100214	Void - check never issued		0.00
2/23/2007	100215	Void - check never issued		0.00
2/23/2007	100216	Void - check never issued		0.00
2/23/2007	100217	Void - check never issued		0.00
2/28/2007	100218	Corporate Office Centers	Operation — rent	1,309.38
2/28/2007	N/A	US Bank service charge	Other — services fees	20.25
2/28/2007	N/A	Adjustment to voided ck no 100189	Operation — Director fees	(833.33)

		Total Disbursements		56,961.73

		Summary	Operation — contract labor	15,651.73
			Operation — shipping charges	1,591.51
			Operation — employee reimbursement	0.00
			Operation — Investor relations	0.00
			Operation — Director fees	0.00
			Operation — Insurance	0.00
			Operation — payroll	0.00
			Operation — phone	0.00
			Operation — rent	1,309.38
			Operation — supplies	0.00
			Debt Service	0.00
			Prof Fee/US Trustee	38,388.86
			Other — sales tax	0.00
			Other — misc employee welfare	0.00
			Other — income tax	0.00
			Other — incorrect receipt	0.00
			Other — services fees	20.25

			Total Disbursements	56,961.73

(1)  Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

3

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:   2/28/07

		Current	Petition
		Month	Date (1)
	ASSETS
	Current Assets:
	Cash (from Form 2-B, line 5)	$2,013,834.30	$1,138,518.57
	Accounts Receivable (from Form 2-E)	210,130.02	420,608.98
	Receivable from Officers, Employees, Affiliates	0.00	0.00
	Inventory	47,173.67	397,700.99
Other Current Assets :(List)	Prepaid expenses	78,032.90	168,028.61
	Prepaid insurance ***	169,648.25	170,815.24
	Total Current Assets	$2,518,819.14	$2,295,672.39
	Fixed Assets:
	Land	$0.00	$0.00
	Building	0.00	0.00
	Equipment, Furniture and Fixtures	6,755.00	22,630.00
	Total Fixed Assets	6,755.00	22,630.00
	Less: Accumulated Depreciation	(0)	(0)
	Net Fixed Assets	$6,755.00	$22,630.00
Other Assets (List):	Prepaid insurance - long-term ***	702,555.45	789,348.60
	Byers Peak Deposit	0.00	11,000.00

	TOTAL ASSETS	$3,228,129.59	$3,118,650.99

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$11,600.22	$0.00
	Post-petition Accrued Profesional Fees (from Form 2-E)	158,347.06	0.00
	Post-petition Taxes Payable (from Form 2-E)	7,749.87	0.00
	Post-petition Notes Payable	0.00	0.00
Other Post-petition Payable(List):	Accrued payroll	0.00	0.00
	Accrued severance	0.00	0.00
	Accrued vacation	0.00	0.00
	Total Post Petition Liabilities	$177,697.15	$0.00
	Pre Petition Liabilities:
	Secured Debt	0.00	0.00
	Priority Debt	10,000.00	30,159.90
	Contingent tax claims	160,275.85	163,737.58
	Unsecured Debt **	1,545,929.88	1,227,870.03

	Total Pre Petition Liabilities	$1,716,205.73	$1,421,767.51

	TOTAL LIABILITIES	$1,893,902.88	$1,421,767.51

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	$49,549,089.02	$49,549,089.02
	Retained Earnings - Prepetition	(47,852,205.54)	(47,852,205.54
	Retained Earnings - Post-petition	(362,656.77)	0.00

	TOTAL OWNERS’ EQUITY	$1,334,226.71	$1,696,883.48

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,228,129.59	$3,118,650.99

(1)            Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

0.00                          0.00

**             Note that changes are caused by changes in estimates or the reduction of time related to warranties and service contracts as approved to be maintained by the court.

***      Prepaid insurance as carried in these financial statements has no recoverable value.

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 2/1/07 to 2/28/07

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$0.00	$1,145,542.89
Less: Discounts, Returns and Allowances	(0.00)	(0.00)

Net Operating Revenue	$0.00	$1,145,542.89

Cost of Goods Sold	0.00	434,930.13

Gross Profit	$0.00	$710,612.76

Operating Expenses
Officer Compensation	$10,500.00	$92,252.39
Selling, General and Administrative	19,284.03	266,928.42
Rents and Leases	2,150.88	27,796.92
Depreciation, Depletion and Amortization	0.00	0.00
Other (list):		0.00
		0.00

Total Operating Expenses	$31,934.91	$386,977.73

Operating Income (Loss)	$(31,934.91)	$323,635.03

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$(463,495.09)
Gains (Losses) on Sale of Assets	0.00	9,031.04
Interest Income	5,211.05	28,162.19
Interest Expense	0.00	(281.79)
Other Non-Operating Income		61,532.12

Net Non-Operating Income or (Expenses)	$5,211.05	$(365,051.53)

Reorganization Expenses
Legal and Professional Fees	$69,868.11	$294,137.89
Other Reorganization Expense	4,368.75	27,102.38

Total Reorganization Expenses	$74,236.86	$321,240.27

Net Income (Loss) Before Income Taxes	$(100,960.72)	$(362,656.77)

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(100,960.72)	$(362,656.77)

(1) Accumulated Totals include all revenue and expenses since the petition date.

1

Form 2-E
SUPPORTING SCHEDULES

For Period:  2/1/07 to 2/28/07

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance
Income Tax Withheld:
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00

FICA Tax Withheld	0.00	0.00	0.00			0.00
FICA Tax Withheld	0.00	0.00	0.00			0.00

Employer’s FICA Tax	0.00	0.00	0.00			0.00
Employer’s FICA Tax	0.00	0.00	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	0.00			0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
	0.00	0.00	0.00			0.00

Other: Franchise	7,749.87	0.00	0.00			7,749.87

TOTALS	$7,749.87	$0.00	$0.00			$7,749.87

(1)            For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation	Wausau Insurance Co.	$500,000	3/11/07	3/11/07

Commercial Package
Business Personal Property	Charter Oak Fire Ins Travelers	$1,650,000	6/1/07	6/1/07

Commercial General Liability	Charter Oak Fire Ins Travelers	$2,000,000	6/1/07	6/1/07

D&O insurance through 12/31/06	XL Insurance	$10,000,000	12/31/12	12/31/12
and run-off for 6 years

Umbrella	The Travelers Indemnity Company-Travelers	$1,000,000	6/1/07	5/1/12

Fiduciary Liability Extension Binder	Axis Reinsurance Co.	$1,000,000	9/30/12	9/30/12

ERISA Bond	Travelers Casualty & Surety Co Of America-Travelers	$75,000	5/1/07	5/1/07

*                    Will not be renewed.

1

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$160,000.00	$70,215.47
30 to 60 days	0.00	55,364.25
61 to 90 days	0.00	8,387.63
91 to 120 days	0.00	35,979.93
Over 120 days	7,981.09	0.00

Total Post Petition	167,981.09

Pre Petition Amounts	80,531.93

Total Accounts Receivable	$248,513.02
Less: Bad Debt Reserve	(38,383.00)
Net Accounts Receivable (to Form 2-C)	$210,130.02

	Total Post Petition
	Accounts Payable	$169,947.28

*                    Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$28,098.97	$226,361.13	$146,919.27	9/25/2006	$79,441.86
Counsel for Unsecured
Creditors’ Committee	0.00	0.00	0.00		0.00
Trustee’s Counsel	0.00	0.00	0.00		0.00
Accountant -	0.00	14,100.00	0.00		14,100.00
Accountant - EKS&H	0.00	14,960.00	11,221.25	9/25/2006	3,738.75
Other: Davis Graham	29,017.87	61,066.45	0.00		61,066.45
Total	$57,116.84	$316,487.58	$158,140.52		$158,347.06

*                    Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Paula Rosson	President & CEO	contract fees	$9,900.00

**             List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

2

Fischer Imaging Corp.                            Accounts Receivable Listing as of February 28, 2007

Case No. 06-15611

NAME	INVOICE#	DATE	CURRENT	OVER 30	OVER 60	OVER 90	OVER 120	TOTAL
RPM TECHNOLOGY INC	1010849	30-Jun-2004	$0.00	$0.00	$0.00	$0.00	$1,598.60	$1,598.60
RPM TECHNOLOGY INC	1014083	14-Oct-2004	$0.00	$0.00	$0.00	$0.00	$325.60	$325.60
RPM TECHNOLOGY INC	1014421	26-Oct-2004	$0.00	$0.00	$0.00	$0.00	$576.00	$576.00
RPM TECHNOLOGY INC	1014743	02-Nov-2004	$0.00	$0.00	$0.00	$0.00	$24.00	$24.00
RPM TECHNOLOGY INC	1014843	05-Nov-2004	$0.00	$0.00	$0.00	$0.00	$6.50	$6.50
RPM TECHNOLOGY INC	1016103	21-Dec-2004	$0.00	$0.00	$0.00	$0.00	$38.65	$38.65
RPM TECHNOLOGY INC	1016342	31-Dec-2004	$0.00	$0.00	$0.00	$0.00	$60.10	$60.10
ST. VINCENT`S MEDICAL CENTER	1021863	11-Aug-2005	$0.00	$0.00	$0.00	$0.00	$437.00	$437.00
COMPREHENSIVE BREAST CENTER OF	1022323	01-Sep-2005	$0.00	$0.00	$0.00	$0.00	$4,950.52	$4,950.52
RPM TECHNOLOGY INC	1022459	08-Sep-2005	$0.00	$0.00	$0.00	$0.00	$47.50	$47.50
ST. LUKE`S EPISCOPAL HOSPITAL	1022490	12-Sep-2005	$0.00	$0.00	$0.00	$0.00	$1,400.00	$1,400.00
ST. LUKE`S EPISCOPAL HOSPITAL	1022491	12-Sep-2005	$0.00	$0.00	$0.00	$0.00	$1,400.00	$1,400.00
MERCY MEDICAL CENTER	1023401	26-Oct-2005	$0.00	$0.00	$0.00	$0.00	$1,050.00	$1,050.00
COMPREHENSIVE BREAST CENTER OF	1024227	01-Dec-2005	$0.00	$0.00	$0.00	$0.00	$2,450.52	$2,450.52
LONG ISLAND COLLEGE HOSPITAL	1025716	03-Feb-2006	$0.00	$0.00	$0.00	$0.00	$1,865.00	$1,865.00
LONG ISLAND COLLEGE HOSPITAL	1025722	03-Feb-2006	$0.00	$0.00	$0.00	$0.00	$2,772.00	$2,772.00
THE SURGERY CTR/HUNTSVILLE	1025828	09-Feb-2006	$0.00	$0.00	$0.00	$0.00	$453.80	$453.80
COMPREHENSIVE BREAST CENTER OF	1026136	03-Mar-2006	$0.00	$0.00	$0.00	$0.00	$1,816.84	$1,816.84
LICKING MEMORIAL	1026085	03-Mar-2006	$0.00	$0.00	$0.00	$0.00	$1,541.67	$1,541.67
PHILIPS MEDICAL SYSTEMS	1026166	09-Mar-2006	$0.00	$0.00	$0.00	$0.00	$412.39	$412.39
UHS OF DELAWARE, INC	1026432	18-Apr-2006	$0.00	$0.00	$0.00	$0.00	$1,362.06	$1,362.06
NEW ENGLAND MEDICAL CENTER,INC	1026549	05-May-2006	$0.00	$0.00	$0.00	$0.00	$808.60	$808.60
DEPARTMENT OF VETERANS AFFAIRS	1026669	09-Jun-2006	$0.00	$0.00	$0.00	$0.00	$100.00	$100.00
DEPARTMENT OF VETERANS AFFAIRS	1026670	09-Jun-2006	$0.00	$0.00	$0.00	$0.00	$1,750.00	$1,750.00
CARILION HEALTH SYSTEMS	1026731	10-Jul-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
SAGEBRUSH TECHNOLOGY	1026851	02-Aug-2006	$0.00	$0.00	$0.00	$0.00	$83.50	$83.50
CARILION HEALTH SYSTEMS	1026761	09-Aug-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
CARILION HEALTH SYSTEMS	1026762	09-Aug-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
MT. SINAI HOSP/PHILIPS MEDICAL	1026841	07-Sep-2006	$0.00	$0.00	$0.00	$0.00	$2,100.00	$2,100.00
VANDERBILT UNIVERSITY	1026840	07-Sep-2006	$0.00	$0.00	$0.00	$0.00	$206.49	$206.49
PARTNERS HEALTHCARE SYSTEM	1026882	17-Oct-2006	$0.00	$0.00	$0.00	$0.00	$365.00	$365.00
PARTNERS HEALTHCARE SYSTEM	1026887	17-Oct-2006	$0.00	$0.00	$0.00	$0.00	$315.00	$315.00
GE MEDICAL - IRELAND	1026894	26-Oct-2006	$0.00	$0.00	$0.00	$0.00	$3,144.60	$3,144.60
REGIONS HOSPITAL	1026903	30-Oct-2006	$0.00	$0.00	$0.00	$0.00	$1,850.00	$1,850.00
			$0.00	$0.00	$0.00	$0.00	$42,514.94	$42,514.94

		Pre-petition	$0.00	$0.00	$0.00	$0.00	$34,533.85	$34,533.85
		Post-petition	$0.00	$0.00	$0.00	$0.00	$7,981.09	$7,981.09
			$0.00	$0.00	$0.00	$0.00	$42,514.94	$42,514.94

Fischer Imaging Corporation  Case No. 06-15611

A/R Reconciliation

2/28/2007

	Pre-petition	Post petition	Total
AR Trade	34,533.85	7,981.09	42,514.94

Establish receivable for tax refunds March 04/27/2006	16,650.67		16,650.67
ST OF LOUISIANA	(756.50)		(756.50)
ST OF LA	(128.21)		(128.21)
ST OF LA	(226.41)		(226.41)
ST OF CONNECTICUT	(197.00)		(197.00)
ST OF MINNESOTA	(747.00)		(747.00)
ST OF GEORGIA	(500.00)		(500.00)
Reclass State Tax Liability to offset State Tax Receivable	(25.00)		(25.00)
ST OF MASS	(414.00)		(414.00)
OR CORP REF 32956169	(18.99)		(18.99)
NY REF 15426888	(748.00)		(748.00)
53668810-ST OF PA	(2,818.00)		(2,818.00)
Commonwealth of PA	(1,541.00)		(1,541.00)
Ecxess Refund Commonwealth of PA	1,510.00		1,510.00)
ST OF INDIANA 57053336	(222.25)		(222.25)
Correct Tax Refunds Due	(2,246.55)		(2,246.55)
0237397 ST OF MISSOURI	(250.00)		(250.00)
ST OF AR 0337168	(297.00)		(297.00)
ST OF LA 336341	(87.33)		(87.33)
St of Mississippi	(30.35)		(30.35)
Commonwealth of PA	(51.00)		(51.00)
Kodak - one camera	1,350.00		1,350.00
Record AR from Arrow per stmt 10/03/2006		1,015.30	1,015.30
Arrow allowance for bad debt	(1,015.30)	(1,015.30)
Record AR from St of La & AP to Shreveport	20,010.00		20,010.00
Record AR from St of La & AP to Shreveport	17,782.00		17,782.00

JN Properties minimum guarantee sale proceeds		160,000.00	160,000.00

Subtotal AR-GL	45,998.08	160,000.00	205,998.08

Total	80,531.93	167,981.09	248,513.02

Fischer Imaging Corp.	Aged Payables Listing as of February 28, 2007
Case No. 06-15611

VENDOR	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
ACCOUNTEMPS	COD	16545705	16-Aug-2006	$0.00	$0.00	$0.00	$272.00	$272.00
ALL AMERICAN	NET 30	34304	21-Feb-2006	$0.00	$0.00	$0.00	$220.68	$220.68
BWC STATE INSURANCE FUND	COD	6653332	30-Jun-2006	$0.00	$0.00	$0.00	$966.85	$966.85
BWC STATE INSURANCE FUND	COD	6813082	22-Aug-2006	$0.00	$0.00	$0.00	$10.00	$10.00
Byers Peak	NET 30	B-10277, 10384, 10388, 10467, 10469	08-Mar-2007	$1,910.05	$0.00	$0.00	$0.00	$1,910.05
CPT Group, Inc	ASKTERMS	B-9024	08-Mar-2007	$165.15	$0.00	$0.00	$0.00	$165.15
CPT Group, Inc	ASKTERMS	B-9026	08-Mar-2007	$2,135.54	$0.00	$0.00	$0.00	$2,135.54
DAVIS GRAHAM & STUBBS LLP	COD	B-9/5/06 TO 11/9/06	02-Feb-2007	$0.00	$33,013.25	$0.00	$0.00	$33,013.25
DAVIS GRAHAM & STUBBS LLP	COD	B-0051-A	08-Mar-2007	$6,039.90	$0.00	$0.00	$0.00	$6,039.90
DAVIS GRAHAM & STUBBS LLP	COD	B-0051-A-25%	08-Mar-2007	$2,013.30	$0.00	$0.00	$0.00	$2,013.30
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98054B	25-Oct-2006	$0.00	$0.00	$0.00	$3,125.00	$3,125.00
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98599B	14-Nov-2006	$0.00	$0.00	$0.00	$613.75	$613.75
EPSILONIUM SYSTEMS, INC.	NET 30	3464	22-Jun-2006	$0.00	$0.00	$0.00	$32.50	$32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3484	03-Jul-2006	$0.00	$0.00	$0.00	$32.50	$32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3643	28-Aug-2006	$0.00	$0.00	$0.00	$65.00	$65.00
EPSILONIUM SYSTEMS, INC.	NET 30	3749	16-Oct-2006	$0.00	$0.00	$0.00	$132.50	$132.50
FAEGRE & BENSON LLP		B-965077A	08-Nov-2006	$0.00	$0.00	$0.00	$3,212.25	$3,212.25
FAEGRE & BENSON LLP		B-965077B	08-Nov-2006	$0.00	$0.00	$0.00	$1,070.75	$1,070.75
FAEGRE & BENSON LLP		B-972176A	18-Dec-2006	$0.00	$0.00	$922.50	$0.00	$922.50
FAEGRE & BENSON LLP		B-972176B	18-Dec-2006	$0.00	$0.00	$307.50	$0.00	$307.50
FEDEX	NET 15	1-117-89665	14-Jul-2006	$0.00	$0.00	$0.00	$111.47	$111.47
FEDEX	NET 15	118231508	18-Aug-2006	$0.00	$0.00	$0.00	$145.47	$145.47
FEDEX	NET 15	119539272	25-Aug-2006	$0.00	$0.00	$0.00	$259.24	$259.24
FIDELITY DEPOSITORY ACCT.	COD	469780	16-Feb-2007	$112.00	$0.00	$0.00	$0.00	$112.00
Worker Training Fund		409052	01-Nov-2006	$0.00	$0.00	$0.00	$200.78	$200.78
JESSOP & COMPANY PC		B-414114B	19-Sep-2006	$0.00	$0.00	$0.00	$1,315.00	$1,315.00
JESSOP & COMPANY PC		B-414116B	19-Sep-2006	$0.00	$0.00	$0.00	$891.75	$891.75
JESSOP & COMPANY PC		B-414117B	19-Sep-2006	$0.00	$0.00	$0.00	$247.12	$247.12
JESSOP & COMPANY PC		B-414118B	19-Sep-2006	$0.00	$0.00	$0.00	$162.62	$162.62
JESSOP & COMPANY PC		B-414120B	19-Sep-2006	$0.00	$0.00	$0.00	$45.50	$45.50
JESSOP & COMPANY PC		B-414122B	19-Sep-2006	$0.00	$0.00	$0.00	$322.87	$322.87
JESSOP & COMPANY PC		B-414123B	19-Sep-2006	$0.00	$0.00	$0.00	$25.00	$25.00
JESSOP & COMPANY PC		B-414201B	19-Sep-2006	$0.00	$0.00	$0.00	$104.39	$104.39
JESSOP & COMPANY PC		B-414457B	24-Oct-2006	$0.00	$0.00	$0.00	$2,771.62	$2,771.62
JESSOP & COMPANY PC		B-414458B	24-Oct-2006	$0.00	$0.00	$0.00	$482.50	$482.50
JESSOP & COMPANY PC		B-414459B	24-Oct-2006	$0.00	$0.00	$0.00	$783.12	$783.12
JESSOP & COMPANY PC		B-414460B	24-Oct-2006	$0.00	$0.00	$0.00	$655.75	$655.75
JESSOP & COMPANY PC		B-414461B	24-Oct-2006	$0.00	$0.00	$0.00	$12.75	$12.75
JESSOP & COMPANY PC		B-414462B	24-Oct-2006	$0.00	$0.00	$0.00	$11.75	$11.75
JESSOP & COMPANY PC		B-414463B	24-Oct-2006	$0.00	$0.00	$0.00	$185.37	$185.37

JESSOP & COMPANY PC		B-414465B	24-Oct-2006	$0.00	$0.00	$0.00	$1,424.25	$1,424.25
JESSOP & COMPANY PC		B-414466B	24-Oct-2006	$0.00	$0.00	$0.00	$155.62	$155.62
JESSOP & COMPANY PC		B-414467B	24-Oct-2006	$0.00	$0.00	$0.00	$512.00	$512.00
JESSOP & COMPANY PC		B-414552B	17-Nov-2006	$0.00	$0.00	$0.00	$7,055.00	$7,055.00
JESSOP & COMPANY PC		B-414553B	17-Nov-2006	$0.00	$0.00	$0.00	$240.50	$240.50
JESSOP & COMPANY PC		B-414554B	17-Nov-2006	$0.00	$0.00	$0.00	$428.87	$428.87
JESSOP & COMPANY PC		B-414555B	17-Nov-2006	$0.00	$0.00	$0.00	$349.12	$349.12
JESSOP & COMPANY PC		B-414556B	17-Nov-2006	$0.00	$0.00	$0.00	$65.62	$65.62
JESSOP & COMPANY PC		B-414557B	17-Nov-2006	$0.00	$0.00	$0.00	$47.62	$47.62
JESSOP & COMPANY PC		B-414558B	17-Nov-2006	$0.00	$0.00	$0.00	$5.87	$5.87
JESSOP & COMPANY PC		B-414560B	17-Nov-2006	$0.00	$0.00	$0.00	$678.12	$678.12
JESSOP & COMPANY PC		B-414561B	17-Nov-2006	$0.00	$0.00	$0.00	$19.50	$19.50
JESSOP & COMPANY PC		B-414562B	17-Nov-2006	$0.00	$0.00	$0.00	$94.25	$94.25
JESSOP & COMPANY PC		B-414563B	17-Nov-2006	$0.00	$0.00	$0.00	$28.19	$28.19
JESSOP & COMPANY PC		B-414565B	17-Nov-2006	$0.00	$0.00	$0.00	$58.09	$58.09
JESSOP & COMPANY PC		B-141772B	07-Dec-2006	$0.00	$0.00	$0.00	$134.12	$134.12
JESSOP & COMPANY PC		B-414768B	07-Dec-2006	$0.00	$0.00	$0.00	$4,600.25	$4,600.25
JESSOP & COMPANY PC		B-414769B	07-Dec-2006	$0.00	$0.00	$0.00	$229.75	$229.75
JESSOP & COMPANY PC		B-414770B	07-Dec-2006	$0.00	$0.00	$0.00	$166.37	$166.37
JESSOP & COMPANY PC		B-414771B	07-Dec-2006	$0.00	$0.00	$0.00	$2,668.00	$2,668.00
JESSOP & COMPANY PC		B-414773B	07-Dec-2006	$0.00	$0.00	$0.00	$52.25	$52.25
JESSOP & COMPANY PC		B-414774B	07-Dec-2006	$0.00	$0.00	$0.00	$119.00	$119.00
JESSOP & COMPANY PC		B-414775B	07-Dec-2006	$0.00	$0.00	$0.00	$76.25	$76.25
JESSOP & COMPANY PC		B-414776B	07-Dec-2006	$0.00	$0.00	$0.00	$174.87	$174.87
JESSOP & COMPANY PC		B-414777B	07-Dec-2006	$0.00	$0.00	$0.00	$196.12	$196.12
JESSOP & COMPANY PC		B-414778B	07-Dec-2006	$0.00	$0.00	$0.00	$81.00	$81.00
JESSOP & COMPANY PC		B-414779B	07-Dec-2006	$0.00	$0.00	$0.00	$79.69	$79.69
JESSOP & COMPANY PC		B-414979B	05-Jan-2007	$0.00	$0.00	$1,785.81	$0.00	$1,785.81
JESSOP & COMPANY PC		B-414980B	05-Jan-2007	$0.00	$0.00	$159.37	$0.00	$159.37
JESSOP & COMPANY PC		B-414981B	05-Jan-2007	$0.00	$0.00	$106.00	$0.00	$106.00
JESSOP & COMPANY PC		B-414982B	05-Jan-2007	$0.00	$0.00	$2,469.87	$0.00	$2,469.87
JESSOP & COMPANY PC		B-414983B	05-Jan-2007	$0.00	$0.00	$9.37	$0.00	$9.37
JESSOP & COMPANY PC		B-414985B	05-Jan-2007	$0.00	$0.00	$110.62	$0.00	$110.62
JESSOP & COMPANY PC		B-414986B	05-Jan-2007	$0.00	$0.00	$2,232.25	$0.00	$2,232.25
JESSOP & COMPANY PC		B-414987B	05-Jan-2007	$0.00	$0.00	$78.75	$0.00	$78.75
JESSOP & COMPANY PC		B-414988B	05-Jan-2007	$0.00	$0.00	$139.75	$0.00	$139.75
JESSOP & COMPANY PC		B-414989B	05-Jan-2007	$0.00	$0.00	$35.25	$0.00	$35.25
JESSOP & COMPANY PC		B-414990B	05-Jan-2007	$0.00	$0.00	$231.37	$0.00	$231.37
JESSOP & COMPANY PC		B-415221-25%	02-Feb-2007	$0.00	$12,351.00	$0.00	$0.00	$12,351.00
JESSOP & COMPANY PC		B-415481	08-Mar-2007	$24,175.80	$0.00	$0.00	$0.00	$24,175.80
JESSOP & COMPANY PC		B-415481-25%	08-Mar-2007	$7,799.25	$0.00	$0.00	$0.00	$7,799.25
LDK LOGISTICS, INC	NET 30	B-25775	08-Mar-2007	$331.20	$0.00	$0.00	$0.00	$331.20

MERRILL COMMUNICATIONS LLC	NET 60	539002	25-Jul-2006	$0.00	$0.00	$0.00	$505.00	$505.00
MERRILL COMMUNICATIONS LLC	NET 60	545805	18-Aug-2006	$0.00	$0.00	$0.00	$360.00	$360.00
MERRILL COMMUNICATIONS LLC	NET 60	556580	31-Aug-2006	$0.00	$0.00	$0.00	$2,515.00	$2,515.00
MISSISSIPPI STATE DEPT. HEALTH	COD	99A068 1/03/06	06-Jan-2006	$0.00	$0.00	$0.00	$250.00	$250.00
North Mississippi Med Center		06302006	30-Jun-2006	$0.00	$0.00	$0.00	$492.98	$492.98
Glenn Mueller	NET 7	B-GM27	08-Mar-2007	$300.00	$0.00	$0.00	$0.00	$300.00
Paula Rosson	NET 7	B-02252007	08-Mar-2007	$450.00	$0.00	$0.00	$0.00	$450.00
Paula Rosson	NET 7	B-03042007	08-Mar-2007	$150.00	$0.00	$0.00	$0.00	$150.00
Cathy Sergo	NET 7	B-1019	08-Mar-2007	$375.00	$0.00	$0.00	$0.00	$375.00
Dept of Labor and Industries	COD	0423322	19-Sep-2006	$0.00	$0.00	$0.00	$30.71	$30.71
XO COMMUNICATIONS	NET 30	B-0213981410	08-Mar-2007	$158.28	$0.00	$0.00	$0.00	$158.28
				$46,115.47	$45,364.25	$8,588.41	$42,381.83	$142,449.96

		Pre-petition		$0.00	$0.00	$200.78	$6,401.90	$6,602.68
		Post-petition		$46,115.47	$45,364.25	$8,387.63	$35,979.93	$135,847.28
				$46,115.47	$45,364.25	$8,588.41	$42,381.83	$142,449.96

Fischer Imaging Corporation  Case No. 06-15611
Accounts Payable Reconciliation
February 28, 2007

	Pre-petition	Post petition	Total
AP Trade	(6,602.68)	(135,847.28)	(142,449.96)
offsets AP trade acct	(185.67)		(185.67)
	(6,788.35)	(135,847.28)	(142,635.63)

AP-GL:
Accrue California sales tax estimate	(20,000.00)		(20,000.00)
Health ins terminal liability	(7,895.00)		(7,895.00)
Accrue liability for copier — Xerox	(15,410.56)		(15,410.56)
record GWL for Sept	230.76		230.76
Record GWL for Oct pd in Nov	812.81		812.81
Record AR from St of La & AP to Shreveport	(20,010.00)		(20,010.00)
Record AR from St of La & AP to Shreveport	(17,782.00)		(17,782.00)
			0.00
Adjust GWL	615.35		615.35
Accrue Davis Graham — Jan 07		(10,000.00)	(10,000.00)
Accrue Davis Graham — Feb 07		(10,000.00)	(10,000.00)
Accrue Gordon, Hughes & Banks — Feb 07		(14,100.00)	(14,100.00)

			0.00
AP-GL	(79,438.64)	(34,100.00)	(113,538.64)

Total AP	(86,226.99)	(169,947.28)	(256,174.27)

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:  02/28/07

		Cash	Quarterly			Date
Month	Year	Disbursements **	Fee Due		Check No.	Paid

January	2007	$88,249.15
February	2007	56,961.73
March		0.00

TOTAL 1st Quarter		$145,210.88	$

April		$0.00
May		0.00
June		0.00

TOTAL 2nd Quarter		$0.00	$

July	2006	$0.00
August	2006	0.00
September	2006	87,332.04

TOTAL 3rd Quarter		$87,332.04	$750.00		100049	11/20/06
			500	***	100168	01/09/07
October	2006	$113,248.44
November	2006	135,444.80
December	2006	96,175.95

TOTAL 4th Quarter		$344,869.19	$3,750.00		100193	1/31/07

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$ 0 to $14,999	250	$300,000 to $999,999	3750
$ 15,000 to $74,999	500	$1,000,000 to $1,999,999	5000
$ 75,000 to $149,999	750	$2,000,000 to $2,999,999	7500
$ 150,000 to $224,999	1250	$3,000,000 to $4,999,999	8000
$ 225,000 to $299,999	1500	$5,000,000 and above	10000

*                                 This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**                          Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

***                   We were sent a bill and paid it despite the belief it is not owed.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Form 2-G
NARRATIVE
For Period Ending 2/28/07

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During this period, Debtor filed its proposed Disclosure Statement and requested conditional approval of same and an extension of time for confirmation of the Plan.  The court entered an order approving same and set April 27, 2007, as the date for the hearing on the confirmation of the Plan.  The Plan was filed on 2/20/07.

On February 16, 2007, the existing board of directors and officers resigned and Tom Connolly became the sole director and officer.

There were no other significant events.

Bank Reconciliation - USB Account
February 28, 2007

Bank Accounts
Operating Acct # 103658224003	138,470.14

Total Bank Balances	138,470.14

Outstanding accounts payable checks	(42,159.21)

Deposit in Transit	—

Adjusted Bank Balance	96,310.93

Balance Per General Ledger (11-0000-111210)	95,477.59
Timing Difference to General Ledger Bank Balance:

Adjustment to January voided check no. 100189	833.33

Adjusted Balance Per General Ledger	96,310.92

Difference over(under) bank	(0.01)

SUMMARIZED LIST OF OUTSTANDING CHECKS                  Case No. 06-15611

OPERATING ACCOUNT

Ck. Nmbr	Date	Voids	Outstanding
100202	2/9/2007		1,748.71
100203	2/9/2007		618.51
100205	2/23/2007		93.75
100206	2/23/2007		38,388.86
100218	2/28/2007		1,309.38
			42,159.21

Bank Statements for All Bank Accounts                       Case No. 06-15611

Bank Statements for All Bank Accounts not included.
Please visit www.cptgroup.com/cases for the Fischer Bankruptcy case additional information.